Quarterly Holdings Report
for
Fidelity® Intermediate Government Income Fund
November 30, 2021
SLM-NPRT1-0122
1.809098.117
U.S. Government and Government Agency Obligations - 88.0%
	Principal Amount (a) (000s)	Value ($) (000s)
U.S. Government Agency Obligations - 1.9%
Fannie Mae 0.625% 4/22/25	375	370
Federal Farm Credit Bank 0.375% 4/8/22	7,900	7,909
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		8,279
U.S. Treasury Obligations - 85.7%
U.S. Treasury Notes:
0.125% 5/31/22	8,104	8,105
0.125% 6/30/22	9,301	9,299
0.125% 7/31/22	5,300	5,300
0.25% 7/31/25	23,839	23,196
0.25% 9/30/25	1,660	1,612
0.25% 10/31/25	3,300	3,199
0.375% 3/31/22	32,500	32,532
0.375% 4/30/25	2,186	2,144
0.375% 12/31/25	4,210	4,092
0.75% 8/31/26	6,800	6,677
0.875% 9/30/26	10,000	9,871
1.125% 8/31/28	74,906	73,779
1.25% 9/30/28	2,480	2,462
1.375% 11/15/31 (b)	26,423	26,262
1.5% 9/30/24	4,297	4,381
1.5% 1/31/27	5,049	5,136
1.625% 11/15/22	3,209	3,251
1.625% 9/30/26	1,868	1,911
1.75% 6/30/22	24	24
1.75% 7/31/24	220	226
1.875% 7/31/22	16,612	16,803
2% 8/15/25 (c)	39,301	40,721
2.125% 6/30/22	327	331
2.125% 3/31/24	9,848	10,181
2.125% 7/31/24 (c)	5,667	5,872
2.125% 5/15/25 (d)	593	617
2.25% 4/30/24	1,993	2,067
2.25% 12/31/24	5,707	5,947
2.25% 3/31/26	3,325	3,486
2.5% 1/31/24	1,900	1,977
2.5% 2/28/26	9,441	9,992
2.625% 6/30/23	11,432	11,828
2.625% 12/31/23	13,887	14,471
2.75% 6/30/25 (c)	2,770	2,942
2.875% 11/30/25	8,513	9,125
3.125% 11/15/28	9,210	10,295
TOTAL U.S. TREASURY OBLIGATIONS		370,114
Other Government Related - 0.4%
Private Export Funding Corp. Secured 1.75% 11/15/24	1,640	1,676

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $375,425)		380,069

U.S. Government Agency - Mortgage Securities - 6.5%
	Principal Amount (a) (000s)	Value ($) (000s)
Fannie Mae - 0.3%
3% 11/1/34	1,109	1,167

Freddie Mac - 0.1%
3% 9/1/34	490	517

Ginnie Mae - 5.6%
3.5% 11/20/50	677	707
3.5% 12/1/51 (e)	2,700	2,820
3.5% 12/1/51 (e)	1,650	1,723
3.5% 12/1/51 (e)	2,750	2,872
3.5% 12/1/51 (e)	550	574
3.5% 12/1/51 (e)	550	574
3.5% 12/1/51 (e)	1,650	1,723
3.5% 12/1/51 (e)	1,100	1,149
3.5% 12/1/51 (e)	1,100	1,149
3.5% 12/1/51 (e)	550	574
3.5% 12/1/51 (e)	1,050	1,097
3.5% 12/1/51 (e)	800	835
3.5% 12/1/51 (e)	950	992
3.5% 1/1/52 (e)	1,650	1,721
3.5% 1/1/52 (e)	1,650	1,721
3.5% 1/1/52 (e)	1,650	1,721
3.5% 1/1/52 (e)	2,050	2,139
TOTAL GINNIE MAE		24,091
Uniform Mortgage Backed Securities - 0.5%
2.5% 12/1/51 (e)	2,000	2,050

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $27,878)		27,825

Commercial Mortgage Securities - 6.0%
	Principal Amount (a) (000s)	Value ($) (000s)
Freddie Mac floater:
Series 2021-F108 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.2977% 2/25/31 (f)(g)	2,600	2,601
Series 2021-F109 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.2877% 3/25/31 (f)(g)	4,600	4,602
Series 2021-F110 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.2877% 3/25/31 (f)(g)	2,000	1,998
Series 2021-F111 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.2877% 3/25/31 (f)(g)	3,500	3,497
Series 2021-F112 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.2777% 4/25/31 (f)(g)	2,100	2,100
Series 2021-F113 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.2777% 5/25/28 (f)(g)	2,013	2,013
Series 2021-F114 Class A/S, 0.2677% 5/25/31 (f)	400	400
Series 2021-F119 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.210% 0.2577% 7/25/31 (f)(g)	4,179	4,171
Series 2021-F120 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.210% 0.2477% 8/25/31 (f)(g)	1,948	1,945
Series 2021-F121 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.180% 0.2277% 8/25/28 (f)(g)	2,612	2,607
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $25,959)		25,934

Foreign Government and Government Agency Obligations - 3.0%
	Principal Amount (a) (000s)	Value ($) (000s)
Israeli State:
(guaranteed by U.S. Government through Agency for International Development) 5.5% 12/4/23	10,710	11,738
5.5% 4/26/24	1,100	1,221
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $12,160)		12,959

Fixed-Income Funds - 0.0%
	Shares	Value ($) (000s)
Fidelity Mortgage Backed Securities Central Fund (h) (Cost $2)	21	2

Money Market Funds - 8.3%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 0.06% (i)	10,704,730	10,707
Fidelity Securities Lending Cash Central Fund 0.07% (i)(j)	25,255,356	25,258
TOTAL MONEY MARKET FUNDS (Cost $35,965)		35,965

TOTAL INVESTMENT IN SECURITIES - 111.8% (Cost $477,389)	482,754
NET OTHER ASSETS (LIABILITIES) - (11.8)%	(51,072)
NET ASSETS - 100.0%	431,682

TBA Sale Commitments
	Principal Amount (a) (000s)	Value ($) (000s)
Ginnie Mae
3.5% 12/1/51	(1,650)	(1,723)
3.5% 12/1/51	(1,650)	(1,723)
3.5% 12/1/51	(1,650)	(1,723)
3.5% 12/1/51	(2,050)	(2,141)

TOTAL TBA SALE COMMITMENTS (Proceeds $7,313)		(7,310)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	197	Mar 2022	25,770	199	199
CBOT 2-Year U.S. Treasury Note Contracts (United States)	107	Mar 2022	23,405	10	10
CBOT 5-Year U.S. Treasury Note Contracts (United States)	72	Mar 2022	8,741	27	27

TOTAL PURCHASED					236

Sold

Treasury Contracts
CBOT Long Term U.S. Treasury Bond Contracts (United States)	14	Mar 2022	2,270	(43)	(43)

TOTAL FUTURES CONTRACTS					193
The notional amount of futures purchased as a percentage of Net Assets is 13.4%
The notional amount of futures sold as a percentage of Net Assets is 0.5%

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount (000s)(2)	Value ($) (000s)	Upfront Premium Received/ (Paid) ($) (000s)(3)	Unrealized Appreciation/ (Depreciation) ($) (000s)
3-month LIBOR(4)	Quarterly	0.5%	Semi - annual	LCH	Dec 2023	18	0	0	0
1.5%	Semi - annual	3-month LIBOR(4)	Quarterly	LCH	Dec 2028	27	0	0	0
TOTAL INTEREST RATE SWAPS							0	0	0

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted

(3)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $372,000.
(d)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $10,000.
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(g)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	33,854	19,764	42,911	3	-	-	10,707	0.0%
Fidelity Mortgage Backed Securities Central Fund	2	-	-	-	-	-	2	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	-	84,448	59,190	5	-	-	25,258	0.1%
Total	33,856	104,212	102,101	8	-	-	35,967

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Government and Government Agency Obligations and Foreign Government and Government Agency Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. U.S. Government Agency - Mortgage Securities and Commercial Mortgage Securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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